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Exhibit G

                                                     ___________
                                                    |           |
                                                    |Enron Corp.|
                                                    |___________|
                                                           |
                                                           |
                                                           |
                                                           |
                                                           |
   ________________________________________________________v______________________________________________________________
   |           |                       |             |         |               |                   |                     |
   |           |                       |             |         |               |                   |                     |
   |           |                       |             |         |               |                   |                     |
 __|___      __|___                  __|___       __ |__     __|___          __|___              __|___               ___|__
|      |    |      |                |      |     |      |   |      |        |      |            |      |             |      |
| 100% |    | 100% |                | 100% |     | 100% |   | 100% |        | 100% |            | 100% |             | 100% |
|______|    |______|                |______|     |______|   |______|        |______|            |______|             |______|
   |           |                       |             |          |               |                   |                    |
   |           |                       |             |          |               |                   |                    |
   |      _____v_______        ________v_________    |    ______v______    _____v_______     _______v_________           |
   |     |  Atlantic   |      |Enron Engineering |   |   | Enron Power |  | Enron Expat |   |Portland General |          |
   |     | Commercial  |      | and Construction |   |   |    Corp.    |  |Services Inc.|   |Electric Company |          |
   |     |Finance, Inc.|      |      Company     |   |   |_____________|  |_____________|   |_________________|          |
   |     |_____________|      |__________________|   |             /           /                    |                    |
   |              \                \                 |            /          /                      |                    |
   |                \                \               |           /         /                        |                    |
   |                  \                \             |          /        /                          |                    |
   |                    \               \            |        /       /                             |                    |
   |                        \              \         |        /      /                              |                    |
   |                           \             \       |       /     /                                |                    |
   |                              \            \     |     /    /                                   |                    |
   |                                 _\__________\___|__/_____/_____                                |                    |
   |                                 |        Prisma Energy         |                             __|___                 |
   |                                 |      International Inc.      |                            |      |                |
   |                                 |______________________________|                            | 100% |                |
   |                                                 |                                           |______|                |
   |                                                 |                                              |                    |
   |                                               __|___                                           |                    |
   |                                              |      |                                          |                    |
   |                                              | 100% |                                          |                    |
   |                                              |______|                                          |                    |
   |                                                 |                                              |                    |
   |                                                 |                                              |                    |
   |                                                 |                                              |                    |
 __v_______________________________   _______________v___   ________________________________________v_____   ____________v_______
|ALL ENRON CORP. SERVICE COMPANIES | | ALL PRISMA ENERGY | |       ALL PORTLAND GENERAL SUBSIDAIRIES      | |  ALL OTHER ENRON   |
|(including the service companies  | |    SUBSIDIARIES   | |       ---------------------------------      | |     EWG/FUCO       |
|  shown above which hold direct   | |(See Schedule 2 to | |1. 121 SW Salmon Street Corporation           | |   COMPANIES AND    |
|   interests in Prisma Energy)    | |     Exhibit G)    | |2. Integrated Utility Solutions, Inc.         | |   SUBSIDIARIES     |
|  (See Schedule 1 to Exhibit G)   | |___________________| |3. Portland General Resource Development, Inc.| | (excluding Prisma  |
|__________________________________                        |4. Portland General Transport Corp.           | |   Energy and its   |
                                                           |5. Salmon Springs Hospitality Group, Inc.     | |    subsidiaries)   |
                                                           |6. World Trade Center Northwest Corporation   | | (See Schedule 3 to |
                                                           |                                              | |     Exhibit G)     |
                                                           |(Portland General Electric Company and its    | |____________________
                                                           |subsidiaries do not own any interests in the  |
                                                           |Enron group EWGS and FUCOs.)                  |
                                                           |______________________________________________|

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